                                    EXHIBIT 10.28

                         First Amendment to Consulting Agreement

        In consideration of the receipt of mutual promises of the companies and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the companies set forth below hereby agree:

        To amend the Consulting Agreement among the companies dated September
        30, 2000 to substitute "e-Solutions.biz, LLC" as the Consultant in the opening paragraph for "e-Solutions, LLC.

        All other terms and provisions of the Consulting Agreement shall remain unchanged.

        AGREED and effective as of the 2nd day of January, 2001.

        Signatures

        The Timken Company                       e-Solutions.biz

        /s/ James W. Griffith                    /s/ Thomas W. Strouble
        __________________________               ___________________________
        January 2, 2001                          January 2, 2001
        __________________________               ___________________________
        Date                                     Date